UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July, 2, 2015

PAYMENT DATA SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12500 San Pedro, Suite 120, San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

 (210) 249-4100
 (Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on July 2, 2015. Proxies were solicited pursuant to our definitive proxy statement filed on June 5, 2015 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the annual meeting was 184,968,027. The holders of 147,109,052 shares of common stock were present or represented by valid proxy at the annual meeting. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 – Election of Class I Director

Louis A. Hoch was duly elected as the Company’s Class I director. The result of the election was as follows:

NOMINEE	FOR	WITHHELD
Louis A. Hoch	116,384,656	337,920

Proposal 2 – Advisory Vote on Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers, as described in our proxy statement dated June 5, 2015. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
115,452,746	1,055,775	748,873

Proposal 3 – Approval of the Company’s 2015 Equity Incentive Plan

Our stockholders voted upon and approved the Payment Data Systems, Inc. 2015 Equity Incentive Plan. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
115,183,569	1,419,646	654,179

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Akin, Doherty, Klein & Feuge, P.C. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
146,467,050	268,867	373,135

Proposal 5 – Reverse Stock Split of the Company’s common stock

Our stockholders voted upon and approved an amendment to our Amended and Restated Articles of Incorporation, as amended, and authorized our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our common stock, $0.001 par value per share, at a whole number ratio in the range of 1:12 to 1:15, such ratio to be determined in the discretion of our Board of Directors. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
143,242,192	3,783,353	83,507

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMENT DATA SYSTEMS, INC.

Date: July 2, 2015	By:	/s/ Michael R. Long
	Name:	Michael R. Long
	Title:	Chief Executive Officer